Long-term Investments, Net	12 Months Ended
Dec. 31, 2016
LONG-TERM INVESTMENTS, NET [Abstract]
Long-term Investments, Net

13. LONG-TERM INVESTMENTS, NET

	As of December 31, (in thousands)
	2015	2016
Equity investments	$4,630	$3,493

Total	$4,630	$3,493

Equity investments

Changyou entered into investment agreements with seven mobile game development companies and one mobile product development company to acquire 10% to 30% of the equity interests in those companies, with aggregate initial consideration of $4.0 million paid in 2014 and 2015. These investments were accounted under the equity method, because Changyou can exercise significant influence over the companies through rights to appoint one director to the board of each of the investee companies, but does not own a majority of the equity interests in or control the companies. During 2015 and 2016, the Company recognized impairment losses of $1.2 million and $0.9 million, respectively, in the aggregate for equity investments in six of the mobile game development companies, due to the companies’ disappointing financial results. As of December 31, 2016 and 2015 the carrying amount of these equity method investments was $0.5 million and $1.6 million, respectively, reflecting the Company’s proportionate share of the equity in these companies, and the Company recognized a loss of $0.1 million, a gain of $1.3 thousand and a loss of $0.2 million, respectively, in other income in the consolidated statements of comprehensive income in 2016, 2015 and 2014.

In 2015, Changyou made an initial investment of $3 million in return for a limited partner interest in an incubator fund. Changyou does not have a significant influence over the fund, and accounted for the investment using the cost method.